UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 20, 2018

Global Blood Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37539	27-4825712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

171 Oyster Point Blvd., Suite 300, South San Francisco, CA 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 741-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The proposals set forth below were submitted to the stockholders at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Blood Therapeutics, Inc. (the “Company”) held on June 20, 2018, with each such proposal described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2018 (the “Proxy Statement”).

The number of shares of common stock entitled to vote at the Annual Meeting was 51,823,693. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 47,937,648. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the Class III director nominees below to the Company’s Board of Directors to hold office until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Scott W. Morrison	38,078,691	3,820,564
Deval L. Patrick	38,069,059	3,830,196
Mark L. Perry	37,978,867	3,920,388

There were 6,038,393 broker non-votes regarding this proposal.

Proposal 2 – Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers as Disclosed in the Proxy Statement

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions
41,082,804	461,931	354,520

There were 6,038,393 broker non-votes regarding this proposal.

Proposal 3 – Recommendation, on a Non-Binding, Advisory Basis, of the Preferred Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders recommended, on a non-binding, advisory basis, the preferred frequency of 1 year for future advisory votes on the compensation of the Company’s named executive officers.

1 year	2 years	3 years	Abstentions
41,407,166	7,416	137,241	137,241

There were 347,432 broker non-votes regarding this proposal.

Proposal No. 4 – Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions
47,844,845	62,525	30,278

There were no broker non-votes regarding this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Blood Therapeutics, Inc.

Date: June 26, 2018	By:	/s/ Jeffrey Farrow
Jeffrey Farrow Chief Financial Officer (Principal Financial Officer)